UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    July 29, 2004
                                                --------------------------------


GS Mortgage Securities Corp. (as depositor under the Trust Agreement, dated as of July 1, 2004, relating to the GSAA Home Equity Trust 2004-6, Asset-Backed Certificates, Series 2004-6)
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             (Exact name of registrant as specified in its charter)


          Delaware                  333-100818-43               13-6357101
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(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)

85 Broad Street, New York, New York                               10004
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(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code      (212) 902-1000
                                                  ------------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Item 5. Other Events.

      Attached as Exhibit 4 is the Trust Agreement (as defined below) for GSAA Home Equity Trust 2004-6, Asset-Backed Certificates, Series 2004-6. On July 29, 2004, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Trust Agreement, dated as of July 1, 2004 (the "Trust Agreement"), between the Company, as depositor, and Deutsche Bank National Trust Company, as trustee, of GSAA Home Equity Trust 2004-6, Asset-Backed Certificates, Series 2004-6 (the "Certificates"), issued in eight classes. The Class A-1, Class A-2, Class M-1, Class M-2 and Class M-3 Certificates, with an aggregate scheduled principal balance as of June 1, 2004 of $213,979,000 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement dated as of July 26, 2004, by and between the Company and the Underwriter.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Trust Agreement.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)     Exhibits

Exhibit 4 Trust Agreement, dated as of July 1, 2004, between GS Mortgage Securities Corp., as depositor, and Deutsche Bank National Trust Company, as trustee.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: August 12, 2004                     GS MORTGAGE SECURITIES CORP.




                                          By:        /s/ Howard Altarescu
                                             -----------------------------------
                                              Name:  Howard Altarescu
                                              Title: Vice President

                                INDEX TO EXHIBITS

Item  601(a)  of
Regulation  S-K                                                   Paper (P) or
Exhibit No.                Description                            Electronic (E)
-----------                -----------                            --------------

4                          Trust Agreement, dated as of                 (E)
                           July 1, 2004, between GS
                           Mortgage Securities Corp., as
                           depositor, and Deutsche Bank
                           National Trust Company, as
                           trustee.